      (1)

                            SCHEDULE 14A INFORMATION
  Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
                             1934 (Amendment No. )

Filed by the Registrant  (X)

Filed by a Party other than the Registrant ( )

Check the appropriate box:

( ) Preliminary Proxy Statement

( ) Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))

(X) Definitive Proxy Statement

(X) Definitive Additional Materials

( ) Soliciting Material Pursuant to Section 240.14a-11(c) or Section
    240.14a-12


    The Bureau of National Affairs, Inc.
---------------------------------------------------------------------------
(Name of Registrant as Specified in Its Charter)

---------------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

(X) No fee required.

( ) Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transactions applies:

       --------------------------------------------------------------------

    2) Aggregate number of securities to which transaction applies:

       --------------------------------------------------------------------

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

       --------------------------------------------------------------------

    4) Proposed maximum aggregate value of transaction:

       --------------------------------------------------------------------

    5) Total fee paid

       --------------------------------------------------------------------

( ) Fee paid previously with preliminary materials.

( ) Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

       --------------------------------------------------------------------

    2) Form, Schedule or Registration Statement No.:

        -------------------------------------------------------------------

    3) Filing Party:

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    4) Date Filed:

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 (2)

THE BUREAU OF NATIONAL AFFAIRS, INC.                               (202)452-4580
Cynthia J. Bolbach                                          FAX    (202)452-4226
Corporate Secretary                                      E-Mail:cbolbach@bna.com



                                                                  March 27, 1998





TO THE STOCKHOLDERS OF
THE BUREAU OF NATIONAL AFFAIRS, INC.

         You are cordially invited to attend the annual meeting of the Corporation's stockholders on April 18, 1998, at 10:00 a.m., at the Park Hyatt Hotel, 1201 24th, N.W., Washington, D.C., to elect the 15 members of the Board of Directors, to vote on two proposed resolutions submitted by stockholders, and to transact such other business as may properly be brought before the meeting.

         An annual report, which includes financial statements for the year ended December 31, 1997, is enclosed for your information. Also enclosed are a proxy statement and a proxy form/envelope and ballot. The number of shares of Class A common stock held directly by you and held in your name in the BNA Deferred Stock Purchase Plan is indicated on both the proxy form/envelope and ballot. Please follow the instructions on the proxy form/envelope and ballot carefully.

         The Board of Directors has asked, and the Secretary of the Corporation has designated, KPMG Peat Marwick LLP to conduct the balloting, tabulate the results, and seal and store the ballots afterwards. This means that all proxy forms/envelopes and ballots will be sent directly to KPMG Peat Marwick LLP, rather than to the Corporate Secretary. A business reply envelope is enclosed for this purpose.

         The Board of Directors requests the participation either in person or by proxy of each stockholder at the forthcoming annual meeting.

                                                       Cordially,

                                                       s\Cynthia J. Bolbach
                                                       --------------------
                                                       Cynthia J. Bolbach


Enclosures



      (3)


                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                                 April 18, 1998

                      THE BUREAU OF NATIONAL AFFAIRS, INC.
                             1231 25th Street, N.W.
                             Washington, D.C. 20037

                               GENERAL INFORMATION

         Solicitation of the enclosed proxy (which incorporates a ballot for the election of directors and for voting on the stockholder resolutions,) is made by and on behalf of The Bureau of National Affairs, Inc. (the "Corporation") for use at the annual meeting of stockholders to be held at 10:00 a.m., local time, at the Park Hyatt Hotel, 1201 24th Street, N.W., Washington, D.C. on Saturday, April 18, 1998, and at any adjournments of such meeting. The expense of this solicitation will be paid by the Corporation. Officers, directors, and employees of the Corporation may make solicitations of proxies by telephone, regular mail, e-mail, or in person. This proxy statement and proxy form were first mailed to stockholders of the Corporation on or about March 27, 1998. An annual report, including financial statements for the year ended December 31, 1997, is enclosed with this proxy statement.

         The Corporation has 6,700,000 authorized shares of Class A voting common stock ($1.00 par value), 5,300,000 authorized shares of Class B non-voting common stock ($1.00 par value), and 1,000,000 authorized shares of Class C non-voting common stock ($1.00 par value). Only holders of Class A common stock of record at the close of business on March 21, 1998, are entitled to vote at the meeting or any adjournment thereof. On such date, there were 3,541,513 shares of Class A common stock outstanding. Holders of Class A common stock will vote as a single class at the annual meeting, and each outstanding Class A share will entitle the holder thereof to one vote. All shares represented by properly executed and delivered proxies will be voted at the meeting or any adjournments thereof in accordance with the instructions given thereon, if any. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, AND RETURN THE ENCLOSED PROXY FORM/ENVELOPE AS SOON AS POSSIBLE. You may, nevertheless, vote in person if you attend the meeting since the proxy is revocable, at any time before the presiding officer's call for a vote at the meeting, upon your filing of a written notice of revocation with the Corporation's Secretary.

         A majority of all outstanding shares entitled to vote at the Annual Meeting constitutes a quorum. Abstentions will be counted for purposes of determining whether a quorum is present. Once a share is represented for any purpose at the Annual Meeting, it will be deemed present for quorum purposes for the remainder of the meeting. Class A shares represented by properly-executed proxies will be voted in accordance with the directions indicated on the ballot portion of the proxy. A plurality of the votes cast is required for the election of directors, as discussed below. The stockholder proposals (and any other matter appropriately presented at the meeting) must be approved by a majority of the Class A shares entitled to vote at the meeting. With respect to the election of directors, abstentions or instructions to withhold authority to vote for one or more of the nominees will have no effect on the outcome of the vote. With respect to all other matters, abstentions will have the effect of a vote against the relevant proposal.


      (4)

                            I. ELECTION OF DIRECTORS

         Fifteen directors of the Corporation are to be elected at the 1998 Annual Meeting to serve until their successors are elected at the next annual meeting. As provided in the Corporation's By-Laws, the 12 nominees among all the nominees who are Corporation stockholders, and the three nominees among all the nominees who are not Corporation stockholders, who in each case receive the highest number of votes cast for nominees in that category, shall comprise the 15-member Board of Directors. If no directions are indicated on the ballot, the stockholder shall be deemed to have withheld authority to vote for any nominees.



STOCK OWNERSHIP OF EXECUTIVE OFFICERS AND NOMINEES FOR 12 "INSIDE" DIRECTORSHIPS
(FURTHER INFORMATION   ABOUT THE  NOMINEES  IS  CONTAINED  IN  THE  BIOGRAPHICAL
SKETCHES SECTION OF THIS PROXY STATEMENT)

                                                          Shares of common stock
                                                          beneficially owned on
                                                          March 1, 1998, and %
Name and, if                                              of outstanding shares
applicable, year                 Offices with the         of class (All shares
first served as                  Corporation or           are Class A except as
a Director                Age    its subsidiaries         indicated)
------------------------  ---    -----------------------  ----------------------

  Michael T. Baer          36    Managing Editor of                78    0.002
                                 Payroll Library on CD
                                 and Payroll Administra-
                                 tion Guide

* William A. Beltz         68    Chairman of the Board         63,500    Class B
   1967                                                                  1.40

* Jacqueline M. Blanchard  48    Vice President for            22,592    0.64
   1993                          Human Resources

  Richard H. Cornfield     51    Publisher, BNA Books           4,739    0.13


* Christopher R. Curtis    46    Senior Representative,        30,223    0.86
   1993                          Mountain Region

* Sandra C. Degler         58    Vice Chairman of the          55,829    Class A
   1990                          Board; President, Tax                   1.58
                                 Management Inc.               60,209    Class B
                                                                         1.33(a)

* Kathleen D. Gill         51    Vice President and            24,862    0.70
   1986                          Editor in Chief

  Donna M. Ives            43    Director of Data              20,795    0.58(a)
                                 Administration


      (5)

                                                          Shares of common stock
                                                          beneficially owned on
                                                          March 1, 1998, and %
Name and, if                                              of outstanding shares
applicable, year                 Offices with the         of class (All shares
first served as                  Corporation or           are Class A except as
a Director                Age    its subsidiaries         indicated)
------------------------  ---    -----------------------  ---------------------


* Jack Jenc                55    Treasurer                     24,847    0.70
   1995

* Eileen Z. Joseph         50    Executive Editor,              4,923    0.14
  1995                           Environment and Safety
                                 Services

* George J. Korphage       51    Vice President and            41,895    1.19
   1988                          Chief Financial Officer

* Gregory C. McCaffery     37    Director, Marketing and        5,408    0.15
   1997                          Product Development

* Pat Swords               52    Vice President and            28,541    0.81
   1991                          Director of Sales and
                                 Marketing

* Robert L. Velte          50    Vice President for             5,785    0.16
   1996                          Strategic Development

* Paul N. Wojcik           49    President and Chief           20,452    0.58
   1989                          Executive Officer

  Dean Zadak               38    Director, E-Business           2,462    0.07
                                 Information Solutions
                                 Division


            Stock Ownership of Nominees for Three "Outside" Directors

                                                          Shares of common stock
                                                          beneficially owned on
                                                          March 1, 1998, and %
Name and, if                                              of outstanding shares
applicable, year                 Offices with the         of class (All shares
first served as                  Corporation or           are Class A except as
a Director                Age    its subsidiaries         indicated)
-----------------------   ---    ----------------------   ---------------------

* Frederick A. Schenck     69    Consultant                      -0-
   1991

* Daniel W. Toohey         58    Senior Counsel                  -0-
   1991                          Dow, Lohnes & Albertson

      (6)

                                                          Shares of common stock
                                                          beneficially owned on
                                                          March 1, 1998, and %
Name and, if                                              of outstanding shares
applicable, year                 Offices with the         of class (All shares
first served as                  Corporation or           are Class A except as
a Director                Age    its subsidiaries         indicated)
-----------------------   ---    ----------------------   ---------------------

* Loene Trubkin            55    Consultant                      -0-
   1985


* Member of Present Board

 (a) The shares of Mrs. Degler and Ms. Ives include 60,209 Class B and 15,587 Class A shares, respectively, owned by their spouses. These shares may be deemed to be beneficially owned by such nominees under the rules and regulations of the Securities and Exchange Commission. These nominees, however, disclaim beneficial ownership of the BNA shares owned by their spouses.

         As of March 1, 1998, all directors and executive officers as a group beneficially owned 285,530 shares of Class A common stock, or 8.08 percent of the outstanding Class A shares, and 123,709 shares of Class B common stock, or
2.73 percent of the outstanding Class B shares. These share totals include 60,209 Class B shares held by a spouse of a person in the group, who disclaims beneficial ownership of all such shares.

         As of March 21, 1998, 4,543,223 shares of Class B common stock and 403,413 shares of Class C common stock were outstanding.

         COMPLICANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934. Based on a review of Statements of Beneficial Ownership of Securities on Forms 3, Forms 4, and Forms 5 (and any amendments thereto), no director, officer, or any other person subject to Section 16 of the Securities Exchange Act of 1934 failed to file any of the above Forms on a timely basis.


             II. INFORMATION CONCERNING BOARD AND COMMITTEE MEETINGS

         The Board of Directors met 11 times during 1997. No director attended fewer than 75 percent of the aggregate of 1) the total number of meetings of the board; and 2) the total number of meetings held by all committees upon which he or she served.

         AUDIT COMMITTEE. The Audit Committee makes recommendations to the board concerning the selection, retention, or termination of the independent auditors; reviews accounting principles bearing upon the financial statements; reviews the proposed audit scope and the final report of the independent auditors; reviews the schedule of fees covering audit and nonaudit services performed by the independent auditors; reviews recommendations with respect to changes in accounting procedures and internal accounting controls; and performs such other duties as may be directed or authorized by the board from time to time. During 1997, the Audit Committee met two times. Members of the Audit Committee are Messrs. Schenck, Toohey, and Ms. Trubkin.

      (7)

         EXECUTIVE COMMITTEE. The Executive Committee has the authority to exercise all powers of the board (except as otherwise provided or required by law) when the board is not in session, and, during the intervals between board meetings, advises and aids the officers of the Corporation in matters concerning management of the business. During 1997, the Executive Committee met two times. Its members are Messrs. Beltz, Korphage, Wojcik, Ms. Gill, and Mrs. Degler.

         EXECUTIVE COMPENSATION COMMITTEE. The Executive Compensation Committee makes recommendations to the Board of Directors annually concerning the compensation of the Corporation's Chairman and its Chief Executive Officer, and reviews the salaries of executive officers. During 1997, the Executive Compensation Committee met three times. Its members are Messrs. Schenck, Toohey, and Ms. Trubkin.

         NOMINATING COMMITTEE. The Nominating Committee consists of three members of the Board of Directors and two employee-stockholders who are not members of the board. A new committee is named each year to nominate candidates for election to the board. The committee met for this purpose in February. The members of the Nominating Committee for the 1998 election of directors were Eileen Z. Joseph, Chair, Ann Boland Krupp, Daniel W. Toohey, Robert L. Velte, and Wendell H. Yee. A report of the committee's selections for nominees, together with a summary of the Corporation's By-Law provisions permitting any Class A stockholder(s) owning at least 2 percent of the outstanding Class A shares to submit nominations to the Nominating Committee, were delivered to each Class A stockholder. Stockholder nominations made in accordance with the By-Laws and received by the Nominating Committee at least 30 days prior to the annual meeting are included in the final list of nominations in this Proxy Statement.


               III. PROPOSED RESOLUTIONS SUBMITTED BY SHAREHOLDERS

     A.  EXECUTIVE COMPENSATION

         The following resolution is submitted by Class A shareholders Felicia Williams, Leslie J. Gold, and Michelle D. Carter:

         RESOLVED, that the shareholders of The Bureau of National Affairs, Inc., recommend that the Board of Directors adopt an executive compensation policy in which the cash and non-cash compensation of the Chief Executive Officer shall not increase at a greater rate than the average annual percentage above base salary increases received by other management employees of The Bureau of National Affairs, Inc.

  Proponents' Statement in Support of Proposal:

         CEO compensation is at a level that is more than ten times the salary of the average full-time non-management employee, and over 20 times the salary of the lowest-paid employee.
         The rationale that mounting compensation is needed to attract, retain, and motivate capable executive leadership rings hollow in a company that has traditionally drawn its top management from the ranks of its own skilled workforce. The argument that the CEO pay must match that of executives in "comparable" positions in the newspaper and information industry is likewise unsound, given BNA's uniqueness as an employee-owned company that has never patterned itself after top-heavy corporate giants.

      (8)

         Pay disparities between the CEO and other employees in an employee-owned company ignore fair compensation practices and threaten employee morale. All employees contribute to the success of BNA, whether they be computer technicians, sales representatives, secretaries, clerks, accountants, production workers, reporters or editors. The dedication and hard work of these employees are responsible for the company's profits and its return to shareholders.
         Last year, BNA marked its 50th anniversary as an employee-owned company. The spirit of employee ownership would be reinforced if the CEO's pay were more reasonably linked to the compensation levels of BNA's employee-owners.
         This year BNA embarked on an "Open Book" initiative designed to give all employees a greater understanding of how their individual efforts can contribute to BNA's financial success. Employee commitment to the worthy goals of that project will be better achieved if the growing inequity between the CEO's compensation and that of its dedicated workforce were curbed.

Board of Directors' Statement in Opposition to the Shareholder Proposal:

         The Board of Directors believes the proposal is NOT in the best interests of the Corporation and recommends that stockholders vote AGAINST adoption of the proposal.
         One of the most important responsibilities of any Board of Directors is to attract, retain, motivate, and reward the company's Chief Executive Officer. The board, acting on behalf of the stockholders, measures the CEO's performance against agreed-upon corporate goals - a task so important that a separate report from the board's Executive Compensation Committee is included as part of each Proxy Statement. Placing an artificial cap on CEO compensation would seriously undermine the board's authority and discretion in reviewing the CEO's job performance and in compensating that performance appropriately.
         The board believes it has exercised its authority and discretion responsibly and conservatively. The base salary of BNA's CEO has, since 1993, increased at an average rate of approximately 2.9% per year. Increases in CEO pay have been modest at best, especially in view of the fact that BNA's CEO, unlike the CEOs of many companies, is treated like all other management employees, receiving no special compensation programs, no stock bonuses or stock options, and no non-cash compensation, other than benefits, such as health insurance, that all BNA employees are eligible to receive.
         FOR THESE REASONS, THE BOARD BELIEVES THAT THE PROPOSAL IS NOT IN THE BEST INTERESTS OF THE CORPORATION AND STRONGLY RECOMMENDS THAT YOU VOTE AGAINST THE PROPOSAL.

Vote Required for Adoption:

     The proposed resolution will be adopted if a majority of Class A shares entitled to vote at the annual meeting votes in its favor.

      B.   NEWSPAPER GUILD REPRESENTATION ON THE BOARD OF DIRECTORS

         The following resolution is submitted by Class A shareholders Nancy F. Simmons, Thomas D. Edmondson, Carol Oberdorfer, Kenneth May, and Neiyana
Chotikul:

         RESOLVED, that the shareholders of The Bureau of National Affairs, Inc., recommend that a member of the Washington-Baltimore Newspaper Guild shall, beginning in April 1999, serve as a 13th stockholder member of The Bureau of National Affairs, Inc., Board of Directors and be nominated by the Guild.

      (9)

Proponents' Statement in Support of Proposal:

         For over fifty years, the Bureau of National Affairs Inc. has celebrated its status as an employee-owned company. As set forth in the Preamble of the collective bargaining agreement between BNA and its non-management employees, "[t]he Washington-Baltimore Newspaper Guild has been the certified bargaining representative of most of BNA's non-supervisory employees for almost as long as BNA has been an independent company."
         One feature that contributes to BNA's uniqueness is that its corporate leaders, from the CEO on down, have traditionally been drawn from the ranks of the BNA workforce - committed employee-owners whose years of service to the company give them insight into the company's operations and devotion to its future.
         The spirit that has prompted this infusion of employee-shareholder talent and dedication at the corporate level would be better served if a seat on the BNA Board of Directors were specifically designated for an employee-member of the Newspaper Guild, to be nominated by Guild members but elected by all of BNA's employee shareholders.
         It is only logical that the bargaining unit employees, who constitute the majority of BNA's valuable workforce and own many shares of BNA stock, should have a voice on the Board.

Board of Directors' Statement in Opposition to the Shareholder Proposal:

         The Board of Directors believes that the proposal is NOT in the best interests of the Corporation and recommends that stockholders vote AGAINST the proposal.
         Giving preferential treatment to any particular group of employee stockholders contravenes the democratic nature of the Corporation's board election process and violates the spirit of employee ownership.
         Each year, the Nominating Committee typically nominates more director candidates than there are director seats available. In addition, all Class A stockholders (including Guild members) have the opportunity to nominate candidates, or to seek election themselves, pursuant to the procedures set forth in the Corporation's By-Laws.
         Historically, this procedure has permitted a wide range of stockholder names (including Guild members) to be placed on the ballot. The nominating and election procedures work. It is not in the best interest of stockholders to give the Guild, or any group, an unwarranted advantage in seeking election of their candidates to the board
         FOR THESE REASONS, THE BOARD BELIEVES THAT THE PROPOSAL IS NOT IN THE BEST INTERESTS OF THE CORPORATION AND STRONGLY RECOMMENDS THAT YOU VOTE AGAINST THE PROPOSAL.

Vote Required for Adoption:

         The proposed resolution will be adopted if a majority of the Class A shares entitled to vote at the annual meeting votes in its favor.

                           IV. EXECUTIVE COMPENSATION

         A. SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION. Below is information concerning compensation provided by the Corporation to the chief executive officer and the four most highly compensated executive officers of the Corporation in key policy-making positions serving in those positions on December 31, 1997.

      (10)

                           SUMMARY COMPENSATION TABLE

                                                        ANNUAL COMPENSATION
NAME AND                                             --------------------------
PRINCIPAL POSITION                       YEAR         SALARY (a)    BONUS (b)
-------------------------------------------------------------------------------
Paul N. Wojcik
         President and                    1997 (c)     $  389,423    $   8,548
         Chief Executive Officer          1996         $  247,308    $  14,211
                                          1995         $  228,615    $   4,126


Jack Boylan
         Vice President for               1997         $  226,246    $   4,637
         Operations                       1996         $  176,042    $   4,976
                                          1995         $  169,846    $   3,401


Kathleen D. Gill
         Vice President and               1997         $  202,508    $   4,855
         Editor-in-chief                  1996         $  185,554    $   4,100
                                          1995         $  176,769    $   3,461


George J. Korphage
         Vice President and               1997         $  184,000    $   4,405
         Chief Financial Officer          1996         $  170,115    $   2,844
                                          1995         $  163,096    $   3,214


Mary Patricia Swords                      1997         $  180,577    $   9,337
         Vice President and               1996 (d)     $  156,231    $  11,832
         Director of Sales and            1995         $   75,000    $  37,705
         Marketing


  (a)    Based upon 27 pay periods in 1997 and 26 pay periods in 1996 and 1995.

  (b) Cash profit sharing, sales incentive bonuses, plus any payments from the Corporation's bonus pool.

  (c) For 1995 and 1996 Mr. Wojcik was president and chief operating officer. He was elected chief executive officer effective January 1, 1997.

  (d)    Ms. Swords was elected vice president in 1996.


      (11)

         B. COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION. During 1997, the members of the Executive Compensation Committee were Messrs. Schenck and Toohey, and Ms. Trubkin. The members of the Committee serve as the board's outside directors, and none are former or current officers or employees of the Corporation or any of its subsidiaries. During 1997, the Corporation engaged the services of Dow, Lohnes and Albertson, the firm of which Mr. Toohey is senior counsel, to provide legal counsel. Other than Mr. Toohey, none of the members of the Committee had any interrelationships requiring disclosure in this Proxy Statement.

         C. COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION. The Executive Compensation Committee makes recommendations to the Board of Directors concerning the compensation of the Corporation's chairman and of its chief executive officer. The committee, acting for the board, also has the responsibility of approving the recommendations of the CEO concerning the salaries of executive officers. The committee consists entirely of non-stockholder directors.
         The Corporation's management compensation program is designed to attract, retain, motivate, and reward a highly qualified, productive workforce by offering competitive compensation, superior benefits, and a professional and challenging work environment. Because base salary provides nearly all the compensation of executive officers, including the chief executive officer, and of other managers, base salaries are set at a level that is intended to be generally competitive with other progressive companies in the Corporation's industry and labor market place. The committee does not, however, attempt to place base salaries within any particular strata of salaries paid by competitors.
         The compensation philosophy for executive officers, including the chief executive officer, is the same as that applicable to the Corporation's management employees generally. The merit increase "pool" of 4 percent in 1997 was the same for executive officers as for other management employees.
         The compensation of executive officers during 1997, including the CEO's compensation, was derived from the same sources applicable to all management and supervisory employees of the Corporation: salary and participation in the BNA Employees' Cash Profit Sharing Plan (based upon the same formula used to calculate profit-sharing compensation for all employees). There are no special incentive compensation plans for any corporate officer, including the chief executive officer, nor does any executive officer, or the chief executive officer, receive any non-cash compensation other than benefits such as health insurance that all BNA employees are eligible to receive. The compensation of the chairman, a retired employee of the Corporation, is derived from fees paid to him for his services as chairman and as a consultant to the Corporation.
         The consulting fee to be paid to the chairman in 1997, and the CEO's compensation for January 1997 - March 1998, were recommended by the Executive Compensation Committee and approved by the Board of Directors on December 12, 1996. Salaries for all other executive officers were established by the CEO, with the approval of the Executive Compensation Committee.
         Each officer's compensation was based on an evaluation of his or her performance and contribution to departmental and corporate goals, both financial and non-financial. In 1997, the CEO determined salary increases for the executive officers by using the same management compensation structure in place for all management employees. The CEO allocated, among the executive officers, a merit increase "pool" of 4 percent of total executive officer salaries. The factors used in allocating this "pool" included the officer's current level of compensation, the achievement of agreed-upon objectives for 1996, other

      (12)

challenges met, any unusual aspects of the officer's performance in the past year, and the relationship between the officer's current salary and his/her current level of responsibility. No formula was utilized by the CEO in evaluating any executive officer's performance with respect to these factors.
         As is true throughout the company, salary increases outside the merit increase "pool" are granted for promotions into or within the executive officer group, or for the imposition of broadened job responsibilities for an executive officer within his/her same position.
         The BNA Employees' Cash Profit-Sharing Plan distributes a percentage of the operating profit to full-time employees of the parent corporation and certain subsidiaries, with the exception of sales representatives, who have their own incentive bonus plans. The amount each employee receives is determined by salary and seniority, with the same formula applied to executive officers as is applied to all other employees. The profit-sharing plan has historically provided less than 5 percent of total compensation.
         In determining what it would recommend as the compensation to be paid in 1997 to the chairman and to the CEO, the committee evaluated how well each met the objectives set for themselves, with the committee's help, during 1996. During 1997, the committee developed objectives with the chairman and CEO that will serve as the basis for determining compensation for 1998.
         The recommendation for the CEO's 1997 compensation was based in part upon the CEO's performance during 1996, when he served as the Corporation's president and chief operating officer, in part upon the company's financial performance in 1996 and its progress toward meeting projected five-year financial goals, and in part upon the committee's determination of an appropriate base salary for the Corporation's chief executive officer, based upon the general compensation philosophy already described. The compensation recommendation also reflected the committee's subjective evaluation of how well the CEO met other specific goals, including long-term facility planning and market-specific revenue strategy development. No specific formula or specific weighing mechanism was used by the committee in evaluating overall achievement of these goals.
         The compensation recommendation of the Executive Compensation Committee was presented to the full Board of Directors at its meeting on December 12, 1996. After full discussion, the board approved the 1997 compensation for the chairman and for the CEO.




                                            Frederick A. Schenck, Chairman
                                            Daniel W. Toohey
                                            Loene Trubkin


      (13)

                              D. PERFORMANCE GRAPH

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN

Measurement Period      The Bureau of National     S&P 500          Dow Jones
(Fiscal Year Covered)       Affairs, Inc.           Index       Publishing Index
---------------------   ----------------------     -------      ----------------
Measurement Point--
    12/31/92                  $100.00              $100.00              $100.00

FYE 12/31/93                   122.30               110.10               112.20

FYE 12/31/94                   136.60               111.50               107.50

FYE 12/31/95                   159.50               153.40               132.40

FYE 12/31/96                   180.50               188.70               153.20

FYE 12/31/97                   206.20               251.60               225.90


         The above graph compares the performance of the company's common stock to Standard and Poor's (S&P) 500 Composite Index and the Dow Jones Publishing Index for the last five years, assuming $100 was invested in the company's common stock and each index at December 31, 1992, and that all dividends were reinvested.



      (14)

       E. DIRECTORS' COMPENSATION. The directors who are employees of the Corporation are not compensated for their services as BNA directors. During 1997, the three board members who are not stockholders -- the "outside" directors -- received an annual retainer of $12,000 for board membership, an annual retainer of $1,000 for chairing board committees, a fee of $1,000 for each board meeting attended, and $500 for each board committee meeting attended, plus reimbursement for travel expenses.

         Each outside director serves on the Audit Committee, chaired by Ms. Trubkin, the Committee on Management Development and Succession, chaired by Mr. Toohey, and the Executive Compensation Committee, chaired by Mr. Schenck. Total amounts paid to Ms. Trubkin, Mr. Toohey, and Mr. Schenck for director's and committee fees were $32,100, $30,000, and $32,000, respectively.

         During 1997, the Board of Directors recognized that the fees paid to outside directors had remained unchanged since 1991, and it initiated a review of outside director compensation arrangements in common use. That review demonstrated that BNA's board and committee fees for its outside directors were comparable to fees paid to directors of similar-sized companies, but that some companies also extended other benefits, such as pensions, and many also provided equity participation compensation, such as stock options. BNA's By-Laws preclude its outside directors from owning BNA stock. The board approved supplemental compensation for its outside directors that is based on the Corporation's financial progress during the director's service on the board. This supplemental compensation is computed by averaging the percentage increase of BNA earnings per share and cash flow per share for the current year compared to the year the outside director joined the board (1990 being established as the base year for the current outside directors). This percentage growth is then applied to the director's board fees earned during the current year to determine the supplemental compensation, which is paid early in the following year. Because the supplemental compensation formula is based upon financial measures which influence BNA share price and dividend decisions, the board believes that this compensation more closely aligns the total compensation of the outside directors to the interests of shareholders. Supplemental compensation earnings for 1997, which were paid in early 1998, were: Ms. Trubkin, $11,143; Mr. Toohey, $11,650; and Mr. Schenck, $11,143.


                            V. EMPLOYEE BENEFIT PLANS

         EMPLOYEES' RETIREMENT PLAN. The summary compensation table does not include contributions to the BNA Employees' Retirement Plan ("Retirement Plan") for the named individuals or group, since contributions are computed on an actuarial basis and the amount expended by the Corporation under the Retirement Plan for a particular participant cannot be readily separated or individually calculated.

         The Retirement Plan is a non-contributory defined benefit plan that covers all full-time employees and all part-time employees who work at least 1,000 hours a year. The amount of each employee's retirement benefit is determined by a specific formula based on average annual compensation and years of service with the Corporation. The benefits paid under the Retirement Plan are not subject to any deduction for Social Security or other offset amounts.

      (15)

         The Internal Revenue Code limits the annual retirement benefit that may be paid from a qualified retirement plan and the amount of compensation that may be recognized by the retirement plan. To the extent that the annual retirement benefit exceeds limits imposed by the Code, the difference will be paid from general corporate funds.

         The following table illustrates the estimated annual benefits payable upon retirement from the Retirement Plan and general corporate funds upon normal retirement, age 65 or Rule of 85 (age plus years of service total 85 or more) and are based on a straight life annuity, notwithstanding the availability of joint survivorship options.


                                         Years of Service
                          -----------------------------------------------------
   Average Annual
   Compensation*             10             20             30             40
   ----------------------------------------------------------------------------

   $ 150,000              $ 18,000       $ 36,000       $ 54,000       $ 72,000
     200,000                24,000         48,000         72,000         96,000
     250,000                30,000         60,000         90,000        120,000
     300,000                36,000         72,000        108,000        144,000
     350,000                42,000         84,000        126,000        168,000

         * Average annual compensation is the average of the employee's cash compensation in each of the highest paid five years during the employee's last ten years of employment.

         For the named executive officers, the compensation included in the calculation of pension benefits are those set forth in Columns (a) and (b) of the Summary Compensation Table. The years of credited service under the Retirement Plan for the employees named in the table above are as follows: Mr. Boylan, 23; Ms. Gill, 28; Mr. Korphage, 25; Ms. Swords, 20; and Mr. Wojcik, 25.


            VI. INFORMATION CONCERNING INDEPENDENT PUBLIC ACCOUNTANTS

         The Corporation's independent public accountants for 1996, 1997, and the current year are KPMG Peat Marwick LLP. A representative of that firm will be present at the annual meeting of stockholders, with the opportunity to make a statement, if desired, and to respond to appropriate questions.


                             VII. VOTING PROCEDURES

         Enclosed is a ballot and proxy form/envelope to be used in voting for directors and on the two stockholder proposals. Instructions for the use of the ballot appear on the ballot.

         Please note that the ballot lists the number of shares you are entitled to vote. Class A stockholders who are participants in the BNA Deferred Stock Purchase Plan (DSPP) will find all their shares listed on their ballots. Thus, completion of the ballot will effectively vote shares held in the DSPP as well as shares acquired through the Stock Purchase and Transfer Plan.

      (16)

     IF YOU WILL VOTE IN PERSON AT THE ANNUAL MEETING, PLEASE BRING THIS BALLOT AND THE ENVELOPE WITH YOU. Use of this particular ballot will expedite the counting of the votes during the course of the meeting.

         Audrey C. Hipkins and Charles W. Simpkins have been designated by the Board of Directors as the inspectors and judges of the election and of any other vote which may be taken at the annual meeting. The votes for directors will be tallied by KPMG Peat Marwick LLP, certified public accountants, Washington, D.C. Immediately after the tallying and certification of the vote by the judges, the auditors will seal and store the ballots.

         Announcement  of  the  vote  for  directors,  and of  the  vote  on the stockholder proposals, will be made immediately after the report and certification by the judges. The successful candidates will declared elected as members of the Board of Directors for the ensuing year.


                        VIII. 1999 STOCKHOLDER PROPOSALS

         Except for stockholder proposals relating to nominations for director governed by the Corporation's By-Laws, stockholder proposals which are the proper subject for inclusion in the proxy statement and for consideration at the 1999 Annual Meeting must be received by the Corporation no later than November 27, 1998. Such proposals should be directed to the Secretary of the Corporation at its principal office in Washington, D.C.

                               IX. OTHER BUSINESS

         The Board of Directors does not know of any matters to be presented for action at the meeting other than the election of directors and voting on the two stockholder proposals. The enclosed proxy does not confer discretionary authority to vote with respect to any other matters that may properly come before the meeting. If any other matters are brought before the meeting, they will be decided by the vote of persons in actual attendance, subject to the requirement in the Corporation's By-Laws that all matters brought before any meeting of stockholders be decided by a vote of the holders of a majority of the Corporation's Class A common stock entitled to vote at such meeting, unless a different vote is required by the Corporation's Certificate of Incorporation or By-Laws, and subject to any additional requirements imposed by applicable law.

         The attached biographical sketches of nominees for the Board of Directors are incorporated by reference into this Proxy Statement.


                                            By Order of the Board of Directors,

                                            s\Cynthia J. Bolbach
                                            --------------------
                                            Cynthia J. Bolbach
                                            Corporate Secretary




March 27, 1998


      (17)

                        BIOGRAPHICAL SKETCHES OF NOMINEES

                           MICHAEL  T. BAER  (36),  managing  editor of  Payroll
                           Library  on  CD  and  Payroll  Administration  Guide,
                           joined BNA in 1990 originally as a technical  analyst
photo of                   in BNA Software,  and later that year started working
Michael T.                 as an editor on the staff of  Payroll  Administration
Baer                       Guide.  He was  named  assistant  managing  editor of
                           Payroll  Administration Guide and the just-introduced
                           Payroll Library on CD in July 1994. Also in 1994, his
                           staff  became  the  first to  publish  using  the new
                           PS2000  editorial  publishing  system,  and since has
                           pioneered  several other  initiatives,  including the
                           PAG-L    Payroll    Administration     Listserv,    a
                           BNA-moderated e-mail discussion area for subscribers.
                           He was promoted to managing editor in 1995.

                           From the  beginning  of his  career at BNA,  Baer has
                           served the BNA  community in a number of  capacities.
                           As a Newspaper Guild shop steward, he participated in
                           the
joint Guild-Management Equal Employment Opportunity Committee, and was active in the EEO Committee's Career Development Subcommittee. He also was included in a joint BNA compensation review group. Since being promoted into management, Baer has assisted in developing BNA's diversity training program, participated in editorial quality and marketing team initiatives, and helped instruct editors migrating to PS2000. In addition, he is a member of the PS2000 Editorial Advisory Committee, and co-chairs BNA's joint Work/Life Committee. Most recently, Baer was part of an analysis team that revamped the look of BNA newsletters.

Baer holds a masters degree in international affairs from The American University's School of International Service, and a bachelors degree in government and politics from the University of Maryland. Prior to joining BNA, Baer held payroll and human resources positions with Marriott, and then moved on to become the personnel manager for the Shanghai Hilton and its 1,600 employees, returning to the United States in 1989. He lives with his wife and four children in Alexandria, Virginia.


                           WILLIAM A. BELTZ (68),  chairman of the board, joined
                           BNA in 1956.  He has been a member of BNA's  Board of
                           Directors since 1967, and prior to his election as an
                           officer of the corporation  served as chairman of the
photo of                   board's  budget  committee.  He became a director  of
William A.                 Fisher-Stevens,  Inc.,  in 1978,  a member of the Tax
Beltz                      Management  Inc.  board in 1979,  a  director  of BNA
                           Communications  Inc.  in 1980,  and a director of BNA
                           International Inc. in 1982. Since January 1985, he has been chairman of the board of The McArdle
                           Printing Co., Inc. He also continues to serve on the BNA International board.

                           His BNA career began as a staff editor assigned to the vertical labor services (Construction Labor Report, White Collar Report, Retail Services Labor Report, and Government Employee Relations Report). In 1964 he became managing editor of the four vertical services and Collective Bargaining Negotiations and Contracts. In January 1970 he was named associate editor for labor services and in July 1972 he succeeded Edward H. Donnel as vice president and executive editor. He was elected president in December 1979 and chief executive officer in December 1980.

Beltz is a graduate of Tufts University, Medford, Mass., and did graduate work at The American University, Washington, D.C. He has served on the Board of Directors of the Information Industry Association, and as a member of the executive council of the Professional and Scholarly Publishing Division of the Association of American Publishers.

Beltz is chairman emeritus of the Washington Theatre Awards Society, which sponsors the Helen Hayes Awards for excellence in theatre arts, and is a trustee of The Shakespeare Theatre. He also is a trustee of the Federal City Council, and a member of the Economic Club of Washington.

      (18)

                           JACQUELINE  M.  BLANCHARD  (48),  has served as BNA's
                           vice  president  for  human   resources  since  1994.
                           Blanchard  began  her BNA  career  in 1984 as a labor
photo of                   relations  specialist.  She was appointed director of
Jacqueline M.              labor  relations  in 1987,  and director of labor and
Blanchard                  employee  relations in 1991. In addition to labor and
                           employee relations, her responsibilities include work and family (now work/life), pension administration, the employee assistance program, employment, and HR records and administration. She has served as a member of the BNA Board of Directors since April
                           1993, and is past chair and a current member of the board's deferred stock purchase plan administrative committee. She was recently appointed to the board's committee on management development and succession

                           Blanchard  has  served on  a number of internal  task
forces and committees over the years, including the CBNC audit committee, joint health care committee, and facility planning steering committee. She is currently a member of BNA's management committee, the publishing systems steering committee, and the HURL market strategy group. She chairs the joint equal employment opportunity committee.

Blanchard is a member of several professional associations, and currently serves on the human resources advisory board of the American Management Association ("AMA"), the area II (mid-Atlantic and southern U.S.) board of the Society for Human Resource Professionals ("SHRM"), and is past president and member of the board of the D.C. chapter of the Industrial Relations Research Association.

Before coming to BNA in 1984, Blanchard was an editor and manager of labor and employee relations services at the National Association of Broadcasters. She holds a B.A. in English literature and history from the University of Wisconsin and a B.S. in personnel and industrial relations from the University of Maryland.


                           RICHARD  H.  CORNFIELD  (51),  publisher,  BNA Books.
                           Cornfield  joined  BNA in 1974 as an  editor  for The
                           Family Law Reporter and was named managing  editor of
photo of                   that service in 1980.  Cornfield then served as legal
Richard H.                 services  division  product  development  manager and
Cornfield                  later  as  BNA  corporate  planning  and  development
                           manager. He held the positions of marketing manager and business manager at BNA Books before being appointed publisher there in 1991.

                           Cornfield has been a member of several task forces over the years including the state laws information, BNA's Chemical Regulation Reporter, and Buraff Publications audit committees. He was appointed to the BNA Communications Inc. Board of Directors in 1997. Cornfield holds a B.S. in business administration and received his Juris Doctorate from the Columbus School of Law, Catholic University of America. He is a member of the District of Columbia Bar.


      (19)

                           CHRISTOPHER  R. CURTIS (46),  senior  representative,
                           joined BNA as a district  representative  in Oklahoma
                           City in 1976.  In 1977 he won the  Rookie-of-the-Year
photo of                   Award and has qualified for the  Distinguished  Sales
Christopher R.             Award twenty  times.  He has been a member of the top
Curtis                     ten  sales  performers  five  times  and  earned  the
                           designation of Senior Representative in 1987.

                           Curtis was first elected to BNA's Board of Directors in 1993 and has served three terms. He was a member of the Nominating Committee in 1990 and 1995. Curtis is currently a member of the Open Book Committee and the coordinator of the Senior Sales Representatives Program. He has worked with product management and editorial in the design of labor, tax, legal, and environmental services and was the labor product specialist for the Mountain Region.

Curtis is a member of the Oklahoma Safety Council, Oklahoma Payroll Association, Oklahoma City Human Resource Society and other professional organizations. He received his bachelors degree in marketing from the University of Central Oklahoma in 1973. He resides in Edmond, Oklahoma, with his wife Cheryl and son Andrew.


                           SANDRA C. DEGLER (58), vice chairman of the board and
                           president of Tax  Management  Inc., has been a member
                           of the Tax Management  Board of Directors  since 1981
photo of                   and the BNA Board of  Directors  since 1990.  She has
Sandra C.                  also   served  on  the   boards  for  two  other  BNA
Degler                     subsidiaries.

                           Over her 31-year career with BNA, she has served as BNA marketing manager, labor product manager, and managing editor of two publications, and was the first managing editor of Occupational Safety and Health Reporter. As president of Tax Management Inc., she oversaw the development of the first personal computer software product for BNA and the first CD-ROM service. Previously she was public relations and advertising manager for Blue Cross of Virginia. She has authored various books and articles on OSHA and environmental issues.

She is vice chairman of the BNA Board of Directors and a member of the board's executive committee, budget committee, the corporate and retirement plan investment committees, the corporate development committee, and the management committee, and has served on various corporate audit committees.

Educated at Goucher College, Towson, Md., she also studied marketing and management at the University of Wisconsin. She is a member of the International Fiscal Association, the Information Industry Association, and has served on the Advisory Board of Queens College Center for the New American Workforce.


      (20)

                           KATHLEEN D. GILL (51),  was named vice  president and
                           executive  editor  in  February  1993,  after  having
                           served  as  associate  editor of  business  and human
photo of                   resources  services for six years. She was designated
Kathleen D.                editor  in  chief  in  January  1997.  She has been a
Gill                       member of BNA's Board of Directors  since 1986.  Gill
                           chaired the budget committee for five years and is a member of the board's executive committee. She also served as a member of the Board of Directors of The
                           McArdle Printing Co., Inc., for two years. She was named chairman of the publishing systems steering committee in September 1993.

                           Gill was the first  managing  editor  of BNA  Pension
                           Reporter (later renamed Pension and Benefits Reporter), and was responsible for the development of Employee Benefits Cases and Benefits Today. During her years as PEN's managing editor, she wrote extensively  about  developments  under  ERISA and was an editor of the BNA book
ERISA: The Law and the Code.

Prior to her work on BNA Pension Reporter, she served as reporter and later as managing editor of Environment Reporter. In 1982 she helped found WEB, Inc., a network of employee benefits professionals that now is a nationwide association of 2,000 members in 18 chapters. Before joining BNA, Gill worked as a reporter and editor in Detroit. She holds a degree in journalism from Marquette University in Milwaukee.


                           DONNA  M.  IVES  (43),  was  named  director  of Data
                           Administration  in  1993,  at  the  beginning  of the
                           Publishing System Project (PSP/PS2000). She began her
photo of                   career  at  BNA in  1981  as a  systems  applications
Donna M.                   supervisor,  hired to help with the implementation of
Ives                       the  Atex  system.  One of  her  first  projects  was
                           overseeing   the   development  of  the  first  batch
                           pagination  software program written for that system.
                           In  1985,  she was  named  the  composition  manager,
                           managing a staff of more than 100  employees.  During
                           this  time  she  was   involved   in   choosing   and
                           implementing  the  Datalogics  System.   This  system
                           allowed BNA to bring in-house all of the production work involved in producing indexes and looseleaf publications, and involved the first use of SGML at BNA.

                          Ives  was  elected to The  McArdle  Printing Co., Inc.
Board of Directors this year. She has been involved in Open Book, Business Process Re-engineering, the Editorial/Production Workflow Study, ER Audit, Print Quality Review, Allocations, Job Evaluations, was a member of the 1994 and 1997 Guild Contract Negotiations Management Bargaining Team, has been involved in the development of BNA's Managers in Training Program (MIT), and has served as an instructor for this program.

Before coming to BNA, Ives worked at Computer Data Systems, Inc. (CDSI) for seven years, concluding her career there as a senior account manager. There she managed a production staff and had direct responsibility for selling typesetting services. She also served as the account manager for her customers, which included BNA, the Court of Claims, the U.S. Tax Court, Georgetown University, George Washington University, Duke University, American University, U.S. Coast Guard, and Defense Mapping. Beginning in 1974, Ives worked for a year at BNA Research (BNAR) which was formed by BNA to bid on a contract to produce a database and pagination system for the U.S. Patent Office. BNAR was sold to CDSI in1975, and Ives was asked to become an employee of CDSI.

      (21)

                           JACK  JENC  (55),  chief  operating  officer  of  The
                           McArdle Printing Co., Inc., effective March 29, 1998,
                           began  his  career  at  BNA  in  1981  as   corporate
photo of                   controller. In 1990 he was appointed BNA treasurer, a
Jack Jenc                  position he held for the past eight years until March
                           of this  year.  He has  served on  various  corporate
                           management  committees  and is  currently a member of
                           the board of The McArdle Printing Co., Inc., chairman
                           of the DSPP administrative  committee, and ex-officio
                           member  of  the   corporate   and   retirement   plan
                           investment committees. Jenc has been president and vice president of the BNA Federal Credit Union and a member of the Credit Union Board of Directors since
                           1985.

                           Prior to joining BNA, Jenc had a progressive career of diversified government and industry experience in the following positions: operational auditor with the U.S.
General Accounting Office; accountant and auditor with the public accounting firm of Arthur Andersen & Co., internal audit manager, assistant controller, and then controller for Peoples Drug Stores, Inc.; controller and chief financial officer of Burton Parson & Co., a pharmaceutical manufacturer.

Jenc is an accounting graduate of the University of Gannon, Erie, Pennsylvania. He is a CPA and is a member of the American Institute of Certified Public Accountants, and the District of Columbia Institute of CPAs.


                           EILEEN Z. JOSEPH (50), executive editor,  environment
                           and safety information  division,  began her 26 years
                           with BNA as an  entry-level  reporter on the staff of
photo of                   Occupational  Safety  & Health  Reporter,  ultimately
Eileen Z.                  becoming its senior  editor.  Appointed to management
Joseph                     in 1976,  she was in  charge  of the  division's  new
                           products  and  developed  Job Safety and Health.  She
                           continued   to  develop  all  the   services  in  the
                           Environment,   Safety   and  Health   Series   (ESHS)
                           including   Loss   Prevention   and  Control,   Water
                           Pollution Control,  Air Pollution  Control,  Chemical
                           Substances   Control,    and   Insurance   and   Risk
                           Management,  for all of which she served as  managing
                           editor.  In 1987,  following passage of the Superfund
                           amendments,   she   developed   BNA's   Right-to-Know
                           Planning Guide and was also its managing editor.

                           Joseph  created,   developed,   and  edited  a  book,
Chemical Safety Data Guide. She has also participated in many BNA conferences and chaired a conference on lawsuits under SARA Title III. She has written magazine articles and spoken before many groups on environment and safety regulatory and compliance topics.

Five years ago she was made coordinator of the inter-departmental group that developed Environment Library on CD (ELCD) which was launched in June of 1993, and Safety Library on CD (SLCD) which was launched in September 1994, libraries that are now available on the Web.

She served for four years as a member of the board of BNA Communications Inc. Two years ago she was appointed to the executive committee of the Marketing and Business Development Council of the Information Industry Association.

Joseph received a B.A. from George Washington University and did graduate work at G.W. and American Universities while she was a licensed real estate sales representative in Washington, Virginia, and Maryland. She has lectured in art and tutored in English for the then- Department of Health, Education, and Welfare.

She serves on the President's Council of Tulane University, and the Parent Council of Emory University, both groups that consult with these institutions about education and technology.

      (22)

                           GEORGE J.  KORPHAGE  (51),  vice  president and chief
                           financial officer,  joined BNA in 1972. He has been a
                           member of BNA's Board of Directors since 1988. A CPA,
photo of                   he was in public  accounting  for three years  before
George J.                  coming to BNA. He held several accounting and finance
Korphage                   management  positions at BNA before being  elected to
                           his present  position  in 1988.  He serves on several
                           management  and  planning  committees  including  the
                           corporate    development    committee,     management
                           committee,   and  the  publishing   systems  steering
                           committee.   He  is  a  member  of  the  BNA  board's
                           executive committee, and chairs its budget committee and investment committees. In addition, he is a director of BNA International Inc., and chairs the board of BNA Washington, Inc.

                           Korphage is an accounting graduate of Emporia(Kansas)
State University, and he did graduate work in finance at the University of Maryland. He is a member of the American Institute of Certified Public Accountants and the District of Columbia Institute of CPAs.


                           GREGORY C.  McCAFFERY  (37),  was named  director  of
                           marketing and product development in 1996,  following
                           the merger of BNA's marketing and product development
photo of                   functions. Prior to the creation of the new division,
Gregory C.                 he served as director of new product  development for
McCaffery                  two  years,  and as manager  of the  reference  guide
                           development unit. He currently serves on the Board of
                           Directors  of  the   Institute  of   Management   and
                           Administration (IOMA), and served on the board of Pike & Fischer, Inc. in 1996 and 1997. He is a member of the electronic initiatives team and the publishing systems steering committee. He is co-chair of the BNA/Guild work/life committee.

                           McCaffery joined BNA in 1986 as an editor on the staff of BNA's Chemical Regulation Reporter. He served in reporting and editing positions on several BNA publications until 1990, when he was appointed to management. In 1992, McCaffery helped to create, edit, and launch BNA's Americans with Disabilities Act Manual (ADAM). In 1996, he helped manage the successful development and launch of BNA's notification services in Lotus Notes and World Wide Web formats.

In the editorial department, McCaffery held management positions on the following publication staffs: Daily Labor Report, Labor Relations Week, BNA's Employee Relations Weekly, Workforce Strategies, Affirmative Action Compliance Manual, Equal Employment Opportunity Compliance Manual, and BNA's Americans with Disabilities Act Manual.

McCaffery holds a bachelor of science degree from American University, and has completed course work at the London School of Economics, the University of London, and the California Institute of Technology.


      (23)

                           FREDERICK A. SCHENCK (69),  served as vice  president
                           for personnel, Cunard Line, Ltd. until December 1992.
                           He served the  company as a  consultant  until  1994.
photo of                   Over  a  20-year  span,  he  served  in a  number  of
Frederick A.               administrative  and human resource- related positions
Schenck                    in  New  Jersey  state  government,   from  personnel
                           officer  to  director  of the  agency  that  provides
                           services to children and  families.  In 1977 he moved
                           to  federal  government  service  and in 1978  became
                           deputy   under    secretary    of   commerce,    with
                           responsibility  for field  coordination of Commerce's
                           programs and  delivery of  resources  and services to
                           state and local governments and the private sector in
                           areas   of   economic   development,   domestic   and
                           international trade, and business development.

                           In  1979,  Schenck  became  senior  vice  president,
administration,   for  Resorts   International   Casino  Hotel,  with  executive
responsibilities  for  personnel   management,   industrial   relations,   staff
development and training, affirmative action, compensation and benefits.

He continues to serve on the boards of many civic and charitable organizations.

Schenck studied Business Administration at Howard University and holds B.S. and M.A. degrees from Rider College.


                           PAT SWORDS  (52),  was named vice  president of sales
                           and marketing in February 1996.  Swords has served on
                           the BNA  Board of  Directors  since  1991,  and was a
photo of                   member of the budget  committee in 1994 and 1995. She
Pat Swords                 currently   serves  on  the   corporate   development
                           committee,  management committee,  and the publishing
                           systems steering committee. She began her career as a
                           BNA district sales  representative in January of 1977
                           in   Denver,   Colorado   and   served   as  a  sales
                           representative for eight years in Denver, Phoenix and
                           Las Vegas, qualifying for DSA every year in which she
                           was a  representative.  In  1985  she  was  appointed
                           regional manager for the newly created Mountain Sales
                           Region,   a   position   she  held   until  her  1996
                           appointment as vice president of sales and marketing.

                           Swords  is  a  native of West  Texas.   She  attended
Stephens College in Columbia, Missouri, where she majored in social sciences. After graduation, she was hired as a social worker in the Aid to Families with Dependent Children Program. She spent five years working with AFDC mothers. In 1975 she entered sales, when she joined the sales team at Moore Business Forms.


      (24)

                           DANEIL W.  TOOHEY  (58),  is a senior  counsel to the
                           Washington,  D.C.-headquartered firm of Dow, Lohnes &
                           Albertson,  where he has  practiced  since  1966.  In
photo of                   1984,  he  was  appointed  its  managing  partner,  a
Daniel W.                  position  he  held  until  January  of  1991.  Before
Toohey                     joining the law firm, he had been a general  attorney
                           with the Federal Communications Commission. He is now senior counsel to the law firm and senior vice president and general counsel of the World Mortgage
                           Association.

                           He served a three-year term as general counsel to the Greater Washington Area Board of Trade and a term on its board. He has also served as a trustee and executive committee member of the Federal City Council, vice chairman of the board of the Shakespeare Theatre, and president of the Legal Aid Society.

He is a graduate of St. Louis University (A.B., 1961; J.D., 1964) and has co-authored the book Legal Problems in Broadcasting (1974) and several articles. He is a frequent lecturer at many universities. He is admitted to practice before the U.S. Supreme Court and in the District of Columbia, and the states of New York and Missouri.


                           LOENE  TRUBKIN  (55),   president  of  Sidlo,   Inc.,
                           consults with  information  industry firms on product
                           development and marketing strategies.  She has served
photo of                   on the boards of  directors  of Data  Courier,  Inc.;
Loene Trubkin              Sedgwick    Printout   Systems    Corporation;    the
                           Information    Industry    Association;    and    BNA
                           subsidiaries   Fisher-Stevens,   Inc.  and  Executive
                           Telecom System International. From 1972-1983, she was president of Data Courier, Inc.

                           Trubkin joined the BNA Board of Directors in 1985. She serves on the executive compensation and management development and succession committees and chairs the audit committee.

A Chartered Financial Analyst, Trubkin is a Phi Beta Kappa graduate of the University of California at Berkeley, with a B.A. in economics.



                           ROBERT L. VELTE (50),  vice  president  for strategic
                           development.  Velte joined BNA in 1976 as  accounting
                           manager for BNA  Communications  Inc. where he held a
photo of                   variety of positions until being appointed  president
Robert L.                  in 1986.  In 1994 Velte was elected  president of BNA
Velte                      International  Inc. and appointed  BNA's  director of
                           international business development. He was elected to his current position in 1995.

                           Velte was elected to the BNA Board of Directors in 1996 and is a member of the board's budget committee and various management committees, including the corporate development committee, management committee and publishing systems steering committee.

                           Velte is the  chairman of  the  Board of Directors of
BNA International Inc. where he has served as a director since 1994. He joined the BNA Communications Inc. board in 1983, and has been its vice chair since 1986. Also, he served as a member of the Pike & Fischer, Inc. board for four years.

Velte is active in the industry as well and serves as a member of the global issues council of the Information Industry Association. He is a member of the board of directors of the Training Media Association, as well as its past president and current treasurer.

Prior to joining BNA, Velte was employed by Arthur Andersen & Co. and was budget director of Dyncorp. He is a graduate of Purdue University and has done additional course work at the University of Maryland and The Wharton School. Bob is a CPA and a veteran of the U.S. Navy.


      (25)

                           PAUL N. WOJCIK (49),  president  and chief  executive
                           officer.   Wojcik  was  elected  to  BNA's  Board  of
                           Directors in 1989 and serves on the board's executive
photo of                   committee. He also serves as a member of the board of
Paul N.                    directors   of   BNA    Communications    Inc.,   BNA
Wojcik                     International Inc., IOMA, Pike and Fischer, Inc., The
                           McArdle Printing Co., Inc., and Tax Management Inc.

                           Wojcik first joined BNA in 1972 as an editor for U.S. Law Week and was named managing editor of that service in 1979. In 1984, he became corporate counsel, and in June 1988, he became vice president and general counsel. In October 1994, he became senior vice president, and was named president and chief operating officer in February 1995. In December of 1996, he was elected CEO. He is currently a member of BNA's corporate development committee, investment committees, management committee, and publishing systems steering committee.

Wojcik is a graduate of Washington and Lee University and Catholic University's Columbus School of Law. He is active in the Information Industry Association, serving as that organization's secretary and as a member of its board of directors and executive committee. He is also on the board of the Signature Theatre, a professional theatre in the Washington Area.



                           DEAN M. ZADAK (38), director,  E-business information
                           solutions division (formerly the electronic  commerce
                           unit - ECU) of the  sales and  marketing  department.
photo of                   His    responsibilities    include    directing   the
Dean M.                    reorganized  E-business  unit,  and two newly created
Zadak                      groups,   the  business   development  unit  and  the
                           national account program. He serves on the Board of Directors of BNA Communications, Inc.

                           Zadak began his BNA career in 1984 as a district representative in Chicago where he qualified for Rookie of the Year and DSA in every year he was eligible. He was promoted in 1991 to the home office as assistant sales training manager, where he developed a 3-day sales training program designed to increase the productivity of new reps. In 1992 he joined Tax Management as a product manager where he developed the marketing program for, and contributed to the design of, the Tax
Management Portfolio Series on CD-ROM and Tax Practice Series on Diskette. In 1993 he was appointed HR and business information services product manager where he developed marketing initiatives for the launch of the Human Resource Library on CD-ROM. In 1995 he was appointed electronic information product manager where he initiated the sales and marketing efforts for BNA's World Wide Web & Lotus Notes products. In 1996 he was appointed director, electronic commerce unit where he managed the delivery, support, and sales and marketing efforts for BNA's Web and Notes Services.

Prior to joining BNA, he was a national account executive with Federal Sign Corp. Zadak is a graduate of Northern Illinois University with a bachelors of science degree in finance. He and his wife, Kathleen, are active in their local school district and spend much of their free time with their daughter and he after-school activities.


Appendix to attachment
Photos of nominees are included with their respective biographical sketches.

(INTERIOR ENVELOPE)

THE BUREAU OF NATIONAL AFFAIRS, INC.
CLASS A COMMON STOCK PROXY FORM                 -------------------------------
PROXY SOLICITED BY THE BOARD OF DIRECTORS       Signature of Shareholder
                                                (Sign exactly as shown on label)

I HEREBY APPOINT AUDREY C. HIPKINS OR CHARLES
W.SIMPKINS AS PROXY TO REPRESENT ME AND TO
VOTE ALL THE SHARES OF CLASS A COMMON STOCK
HELD BY ME ON MARCH 21, 1998, AT THE ANNUAL
MEETING OF STOCKHOLDERS TO BE HELD ON APRIL
18, 1998, OR ANY ADJOURNMENTS THEREOF.  MY      -------------------------------
SHARES ARE TO BE VOTED ONLY AS DESIGNATED       Date
BY ME ON THE ENCLOSED BALLOT, WHICH IS MADE
A PART HEREOF, AND I WITHHOLD AUTHORITY TO
VOTE ON ANY OTHER MATTER BROUGHT BEFORE THE
MEETING.

THE BUREAU OF NATIONAL AFFAIRS, INC.
    ANNUAL STOCKHOLDERS MEETING
           APRIL 18, 1998
           CLASS "A" BALLOT

                               BOARD OF DIRECTORS

INSTRUCTIONS:

Place an X in the box after the              SHARES OWNED  ________
name of the candidates for whom you
wish your proxy to cast your votes.              REGULAR   ________
You are entitled to vote for not more
than three outside candidates and                DEFERRED  ________
for not more than 12 stockholder
candidates.


-------------------------------------------------------------------------------

STOCKHOLDER CANDIDATES

Baer, Michael T.           1.__        Jenc, Jack*              9.__
Beltz, William A.*         2.__        Joseph, Eileen Z.*      10.__
Blanchard, Jacqueline M.*  3.__        Korphage, George J.*    11.__
Cornfield, Richard H.      4.__        McCaffery, Gregory C.   12.__
Curtis Christopher R.*     5.__        Swords, Pat *           13.__
Degler, Sandra C.*         6.__        Velte, Robert L.*       14.__
Gill, Kathleen D.*         7.__        Wojcik, Paul N.*        15.__
Ives, Donna M.             8.__        Zadak, Dean M.          16.__


OUTSIDE CANDIDATES

Schenck, Frederick A.*    17.__
Toohey, Daniel W.*        18.__
Trubkin, Loene *          19.__

                                                  * member of present Board
_______________________________________________________________________________

                             STOCKHOLDER PROPOSALS

INSTRUCTIONS:
     The following proposals have been submitted by stockholders. Specify your vote on each proposal by marking the appropriate box with an X. If no choice is indicated, this proxy will be voted "Against" the proposals. THE BOARD STRONGLY RECOMMENDS THAT SHAREHOLDERS VOTE "AGAINST" BOTH PROPOSALS.

PROPOSAL A:  EXECUTIVE COMPENSATION

RESOLVED, that the shareholders of The Bureau of National      __FOR
Affairs, Inc., recommend that the Board of Directors adopt
an executive compensation policy in which the cash and
non-cash compensation of the Chief Executive Officer shall     __AGAINST
not increase at a greater rate than the average annual
percentage above base salary increases received by other
management employees of The Bureau of National Affairs,        __ABSTAIN
Inc.

PROPOSAL B:  NEWSPAPER GUILD REPRESENTATION ON THE BOARD OF DIRECTORS

RESOLVED, that the shareholders of The Bureau of National      __FOR
Affairs, Inc., recommend that a member of the Washington-
Baltimore Newspaper Guild shall, beginning in April, 1999,     __AGAINST
serve as a 13th stockholder member of The Bureau of
National Affairs, Inc., Board of Directors and be nominated    __ABSTAIN
by the Guild.
_______________________________________________________________________________

BALLOT INSTRUCTIONS

To vote, you must:
* Complete and fold Ballot         * Sign and Date Envelope
                                     -------------
* Put it in Proxy Envelope         * Seal Envelope